                        ANNUAL REPORT / DECEMBER 31 1999

                              AIM BASIC VALUE FUND

                                  [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                      -------------------------------------

                STILL LIFE (THE CHEST OF DRAWERS) BY PAUL CEZANNE

          A CONTEMPORARY OF THE IMPRESSIONISTS, CEZANNE CHALLENGED THE

          CONVENTIONAL IDEAS THEIR WORKS EMBODIED IN THE 19TH CENTURY.

          AS A RESULT, HIS ART WAS UNDERVALUED AND OFTEN MISUNDERSTOOD

          IN HIS LIFETIME. HOWEVER, HIS WORKS AND IDEAS INFLUENCED THE

             DEVELOPMENT OF MANY 20TH-CENTURY ARTISTS AND MOVEMENTS,

            SUCH AS CUBISM, AND SOME NOW REGARD HIM AS THE FATHER OF

        MODERN PAINTING. THIS PIECE EXHIBITS THE SIMPLICITY AND DELICATE

                    TONAL HARMONY THAT TYPIFY CEZANNE'S WORK.

                      -------------------------------------

AIM Basic Value Fund seeks long-term growth of capital by investing in companies whose prospects and growth potential are undervalued by investors.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Basic Value Fund's (formerly GT Global America Value Fund) performance figures are historical, and they reflect changes in net asset value and the reinvestment of distributions.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B, Class C and Advisor Class shares will differ from that of Class A shares due to different sales-charge structure and expenses.
o Had fees and expenses not been waived during the reporting period, the fund's returns would have been lower.
o Because Class C shares have been offered for less than a year (since 5/3/99), all total return figures for Class C shares reflect cumulative total return that has not yet been annualized.
o Effective 3/1/99, Advisor Class shares were closed to the public. Effective 2/11/00, after the close of the fiscal year, Advisor Class shares were converted to Class A shares.
o During the fiscal year ended 12/31/99, the fund paid distributions of $0.0910 per share for Class A, Class B, Class C and Advisor Class shares.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Multi-Cap Value Fund Index represents an average of the performance of the 30 largest multi-capitalization value funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged Russell 1000 Stock Index is generally considered representative of the performance of stocks of large-capitalization companies.
o The unmanaged Russell 1000 Value Index measures performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is generally considered representative of the stock market in general.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                              AIM BASIC VALUE FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report has reconfirmed our
     [PHOTO OF      faith in two long-established principles of investing:
    Charles T.      portfolio diversification and long-term thinking. We could
      Bauer,        title this report "What a Difference a Year Makes."
   Chairman of          An investor surveying conditions when the fiscal year
   the Board of     opened on January 1, 1999, would have seen a market
     THE FUND       dominated by large-capitalization stocks and high-quality
   APPEARS HERE]    bonds, especially U.S. Treasuries. During 1998, two
                    well-known indexes of large-capitalization U.S. companies, the S&P 500 and the Dow Jones Industrial Average, were up
                    28.60% and 18.15%, respectively. By contrast, smaller-company stocks in the Russell 2000 had lost 2.55%.
                    Overseas, many markets were languishing, especially in Asia, where so many financial difficulties had originated in 1997.
                        In bond markets as well, name-brand quality was the
                    place to be. The Lehman Government/Corporate Bond Index,
which follows sovereign issues and investment-grade debt, was up 9.47%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had risen only 1.60%.
    It would be easy for an investor to conclude that blue-chip issues, whether equity or fixed-income, were the place to be, that it was time to divest himself of everything else and put all his eggs in the blue-chip basket. The investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continued to do very well, during 1999 markets broadened dramatically with many investment sectors performing a complete turnaround. For example, the small-cap stocks in the Russell 2000 were up 21.26% for calendar year 1999, and many Asian markets, particularly Japan, had staged a comeback.
    The same holds true of bonds. The higher-quality Lehman index was down 2.15% during 1999 while the Lehman High Yield index was up 2.39%.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain. We also continue to remind you that the past few years have seen extraordinary gains in some markets, and there is no assurance that this trend will continue.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by multiple signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio--and help ensure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended December 31, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.


                      -------------------------------------

                                  STAYING FULLY

                            INVESTED IN A DIVERSIFIED

                                PORTFOLIO REMAINS

                              A COMPELLING STRATEGY

                                 AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                 LONG-TERM GAIN.

                      -------------------------------------


                              AIM BASIC VALUE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


FUND ENJOYS STELLAR YEAR
DESPITE SHIFTING MARKETS

HOW DID AIM BASIC VALUE FUND PERFORM DURING THE FISCAL YEAR?
For the fiscal year ended December 31, 1999, the fund had total returns of 32.04% for Class A shares, 31.13% for Class B shares and 32.45% for Advisor Class shares. (These returns are at net asset value, which does not include sales charges.) The fund finished the reporting period well ahead of both the Russell 1000 Index and the Lipper Multi-Cap Value Fund Index, which had total returns of 20.91% and 5.94%, respectively. The fund's performance is particularly noteworthy given that growth outperformed value on the whole for 1999.
    The fund's Class C shares, which commenced sales on May 3, 1999, had a cumulative total return of 10.72% through December 31, excluding sales charges. Total net assets in the fund shot up from $27.5 million a year ago to $136.2 million at the end of the reporting period.

GIVEN THAT GROWTH OUTPERFORMED VALUE DURING 1999, TO WHAT DO YOU ATTRIBUTE THE FUND'S EXCELLENT PERFORMANCE?
The primary drivers of the fund's performance were technology and energy. Many investment opportunities during 1999 were created by 1998's financial crisis, when recession fears drove investors to dump such economically sensitive stocks as semiconductors and oil services. We took advantage of this situation and overweighted the fund in both sectors because the stocks were selling at a significant discount to their intrinsic value and had an attractive long-term outlook. Value investors who missed these opportunities were left with another year of underperformance.
    For the second year in a row, value funds as a group underperformed growth funds by a wide margin. According to Morningstar Inc., a company that tracks mutual fund performance, the average large growth fund was up 39% for the year, compared to the average large value fund's return of 7% for the year. This situation was also reflected in the performance of the Russell 1000 Value Index vs. the S&P 500 Index, with returns of 7.35% and 21.03%, respectively, for the year. However, AIM Basic Value Fund bucked this trend, as evidenced by its performance.

WHAT ELSE HAPPENED IN THE MARKETS DURING THE YEAR?
With the worst of the global financial crisis past, the question throughout much of 1999 was whether or not the Federal Reserve Board (the Fed) would need to raise interest rates to forestall inflation. Inflation fears spawned volatility in the markets, curbing high-flying technology, communications and financial stocks in the spring and bringing on a resurgence of more cyclical stocks, like energy and commodities. This environment was quite favorable for the fund.
    By midsummer, major stock indexes reached new record highs, lifted by solid corporate earnings, continued tame inflation and renewed vitality among tech stocks. But investors' fears again dampened stocks in general as key economic indicators showed the economy blazing ahead relentlessly. Consequently, a modest correction in the third quarter caused the average domestic mutual fund to decline by about 5.3%. The fund also felt the effects of the correction. Ultimately, in three separate moves, the Fed raised the key federal funds rate from 4.75% to 5.50%.
    Despite persistent inflation fears, the U.S. economy continued to experience a near-record level of consumer confidence. Markets reached a fever pitch by the end of 1999, with indexes again reaching new highs by the close of the year. However, these record-breaking performances masked a rather narrow market--although the S&P 500 returned 14.9% for the fourth quarter, the average stock in the index was up only 8.2% for the same period.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?
Top sector weightings for the fund at the end of the fiscal year were as follows: financials, 16.77%; health care, 13.50%; technology, 12.96%; and energy, 9.21%.

                      -------------------------------------

                     THE PRIMARY DRIVERS OF THE FUND'S PER-

                      FORMANCE WERE TECHNOLOGY AND ENERGY.

                      -------------------------------------

FUND BEATS INDEXES

One-year total returns as of 12/31/99,
excluding sales charges
================================================================================
Class A shares             32.04%

Class B shares             31.13%

Advisor Class shares       32.45%

Russell 1000 Index         20.91%

Lipper Multi-Cap            5.94%
Value Index
================================================================================

GROWTH OF NET ASSETS
================================================================================
12/31/98       $27.5 million

12/31/99       $136.2 million
================================================================================

          See important fund and index disclosures inside front cover.


                              AIM BASIC VALUE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


Our 49 holdings were nearly equally weighted between mid- and large/mega-cap companies.
    We have been reducing the fund's technology exposure because of excessive valuations. We think the fundamental outlook for technology is exciting, but this is against a backdrop of unrealistic expectations, decelerating earnings growth and accelerating global economic growth. We still believe technology is a good investment for the long term, but today the best valuation opportunities are outside technology.
    We continue to find exciting values in the health-care services industry following the aftermath of the Medicare cuts to balance the federal budget. Another area of opportunity for the fund is in failed mergers and acquisitions. In many cases, investors have overreacted to short-term integration problems, which creates an opportunity for patient investors.

WHAT WERE SOME STANDOUT HOLDINGS FOR THE FUND?
Holdings from several different sectors enhanced the fund's performance. Citigroup, one of the world's largest financial-services companies, has bounced back substantially since 1998's global financial crisis eroded its stock along with those of many other financial companies. Even though health-care stocks have been in a slump in recent months, top fund holding Health Management Associates has continued to grow by acquiring and operating hospitals in rural areas of the southern United States.
    In technology, the fund benefited from owning Computer Associates International, an independent software company that likens its products to the plumbing under a sink rather than the fancy faucet on top, and Philips Electronics, maker of such well-known brands as Magnavox and Norelco and of everything from televisions to light bulbs to semiconductors.
    One new addition to our list of top holdings since our last report is Transocean Sedco Forex, an offshore drilling contractor. The company, which specializes in deepwater drilling, was formed in 1999 when Transocean Offshore merged with Sedco Forex, a former division of oil giant Schlumberger (also a fund holding).

WHAT IS YOUR NEAR-TERM OUTLOOK?
Many analysts expect the fast pace of U.S. economic growth to continue through at least the first half of 2000. This has led to the belief that the Fed will need to raise interest rates at least once--if not more--to slow economic growth to a more sustainable pace. It seems that the same story that dogged markets in 1999 is so far continuing, with persistent upward pressure on interest rates.
    We expect accelerating global economic growth to bring with it broader earnings growth. With earnings growth spread more evenly across the U.S. economy, a broader stock market should follow. If this happens, we believe value investing will once again prove to be a market-beating investment strategy. We continue to find attractive valuation opportunities, and we feel the portfolio is well positioned going forward.

PORTFOLIO COMPOSITION

As of 12/31/99, based on total net assets

========================================================================================================================
TOP 10 HOLDINGS                                                    TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------------------------------------
  1. Health Management Associates, Inc.                5.05%         1. Oil & Gas (Drilling & Equipment)           6.98%
  2. Novellus Systems Inc.                             3.13          2. Electric Companies                         6.73
  3. Koninklijke (Royal) Philips Electronics N.V.      3.11          3. Computers (Software & Services)            5.57
  4. United HealthCare Corp.                           2.85          4. Insurance (Property-Casualty)              5.56
  5. Computer Associates International Inc.            2.82          5. Health Care (Hospital Management)          5.05
  6. McKesson HBOC Inc.                                2.73          6. Manufacturing (Specialized)                4.47
  7. Bank of America Corp.                             2.63          7. Financial (Diversified)                    4.18
  8. Beckman Coulter Inc.                              2.58          8. Electrical Equipment                       3.74
  9. First Data Corp.                                  2.57          9. Paper & Forest Products                    3.69
 10. Transocean Sedco Forex Inc.                       2.49         10. Retail (Food Chains)                       3.40

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
========================================================================================================================

          See important fund and index disclosures inside front cover.


                              AIM BASIC VALUE FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM BASIC VALUE FUND VS. BENCHMARK INDEXES

10/18/95-12/31/99

In thousands

======================================================================================================
                                                                 Lipper
               AIM Basic      AIM Basic      AIM Basic           Multi-Cap                     Russell
               Value Fund,    Value Fund,    Value Fund,         Value          Russell        1000
               Class A        Class B        Advisor Class       Fund           1000           Value
               Shares         Shares         Shares              Index          Index          Index
------------------------------------------------------------------------------------------------------
10/18/95       9446           10000            10000
10/31/95                                       10425               10446          10000
12/31/95       10545          11155          11172.4             10589.6        10605.2        10770.5
12/31/96       12140          12756            12913             12812.4        12985.8        13101.5
12/31/97       15446          16128          16500.1             16260.1        17251.7        17710.9
12/31/98       16530          17150          17725.5             17321.1        21913.6        20479.1
12/31/99     $21,826        $22,290          $23,478             $18,350        $26,496        $21,984

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
======================================================================================================


ABOUT THIS CHART
The chart compares your fund's Class A, Class B and Advisor Class shares to benchmark indexes. It is intended to give you an idea of how your fund performed compared to these indexes over the period 10/18/95-12/31/99. (Data for these indexes are for the period 10/31/95-12/31/99.) It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. Your fund's total return is shown with the applicable sales charge, and it includes fund expenses and management fees. A market index such as the Russell 1000 Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Lipper Multi-Cap Value Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.
    Since our last report, AIM Basic Value Fund has elected to use the Russell 1000 Index as its primary benchmark. The fund will no longer measure its performance against the Russell 1000 Value Index because this index does not meet SEC guidelines as a broad market index. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we include the old index in the performance comparison above.

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/99, including sales charges

================================================================================
ADVISOR CLASS SHARES*

Inception (10/18/95)        22.52%

1 year                      32.45

*Sales charges do not apply.

CLASS B SHARES

Inception (10/18/95)        21.01%

1 year                      26.13*

*31.13%, excluding CDSC

CLASS A SHARES

Inception (10/18/95)        20.41%

1 year                      24.75*

*32.04%, excluding sales charges

CLASS C SHARES

Inception (5/3/99)           9.72%*

*10.72%, excluding CDSC. Total return provided is cumulative total return that has not yet been annualized.
================================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class A, Class B, Class C and Advisor Class shares will differ due to differing fees and expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.
    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


                              AIM BASIC VALUE FUND

WHY GOOD ECONOMIC NEWS SOMETIMES
RATTLES MARKETS

You turn on your television and learn the nation's unemployment rate has dropped to its lowest level in decades. This latest tidbit of information enhances an already rosy economic picture. The economy is growing at a brisk pace, wages are rising and consumer spending is on the upswing.
    Later in the day, you hear that financial markets plummeted in reaction to the positive report on unemployment. Why in the world, you wonder, do markets act that way?
    Market observers often comment that "good news on Main Street is bad news on Wall Street." And on the surface, it would appear to be that way at times.

RAPID GROWTH CAN SPUR INFLATION
It's not because the markets are opposed to good economic news. It's because a major school of economic theory holds that when the economy grows too rapidly, it can lead to runaway inflation. For example, if unemployment is extremely low and wages are rising, companies have to pay more to hire and retain employees.
    To cover increases in labor costs, companies may have to raise the prices of their goods and services. If prices are rising faster than wages, consumers are actually losing ground, even if their salaries are increasing.

FED MORE LIKELY TO RAISE INTEREST RATES
Moreover, when inflation looms as a threat, the Federal Reserve Board (the Fed) is more likely to raise interest rates to keep it in check. And when rumors abound that the central bank is about to tighten monetary policy, it can have a disquieting effect on financial markets.
    But if the Fed does raise interest rates slightly as a pre-emptive move against inflation, it's not necessarily a bad thing, even if it causes a short-term drop in markets. One well-known market analyst likened a modest interest-rate hike to a flu shot: while it can cause some temporary discomfort, it can prevent more serious malaise later. As Fed Chairman Alan Greenspan observed, "Modest pre-emptive actions can obviate the need for more drastic actions at a later date."
    In three seperate moves in 1999, the central bank raised the federal funds rate--the rate banks charge each other for borrowing surplus reserves--from 4.75% to 5.50%. These moves were a bid to head off inflation, which has been very low in recent years, but threatened to re-emerge because of torrid economic growth.
    Stocks generally react negatively to a Fed interest-rate hike because it means higher borrowing costs for corporations, which can affect their profitability. Bonds also tend to decline in value when their coupons fall below prevailing interest rates.

RESPONSES OF MARKETS CAN BE A LITTLE SURPRISING
Sometimes the markets will greet a Fed rate increase with a collective yawn--that is, the actual announcement of a tightening in monetary policy has very little impact on stocks and bonds. Generally, in such cases, the markets have anticipated a Fed move in the preceding weeks and have adjusted stock and bond prices accordingly.
    Other times markets will actually rally after the Fed announces a rate increase, especially if it is more modest than expected. Such a phenomenon is often referred to as a "relief rally." The Standard & Poor's Composite Index of 500 Stocks (S&P 500) rose 1.57% on June 30, 1999, after the Fed raised rates.
    While past performance cannot guarantee comparable future results, in recent years, Fed rate hikes have only had a transitory impact on the markets. In such scenarios, it is advisable to remain focused on your long-term financial goals and not get too concerned about temporary dips in stock and bond prices.

                                     [PHOTO]


                              AIM BASIC VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                     MARKET
                                       SHARES        VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-90.90%

BANKS (MAJOR REGIONAL)-1.32%

FleetBoston Financial Corp.              51,800   $  1,803,287
--------------------------------------------------------------

BANKS (MONEY CENTER)-2.63%

Bank of America Corp.                    71,425      3,584,642
--------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.73%

Sigma-Aldrich Corp.                      33,300      1,001,081
--------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.74%

Adaptec, Inc.(a)                         20,200      1,007,475
--------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-5.57%

Computer Associates International,
  Inc.                                   54,900      3,839,569
--------------------------------------------------------------
Synopsys, Inc.(a)                        21,500      1,435,125
--------------------------------------------------------------
Unisys Corp.(a)                          72,400      2,312,275
--------------------------------------------------------------
                                                     7,586,969
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-2.73%

McKesson HBOC, Inc.                     165,000      3,722,812
--------------------------------------------------------------

ELECTRIC COMPANIES-6.73%

Illinova Corp.                           82,900      2,880,775
--------------------------------------------------------------
Niagara Mohawk Holdings Inc.(a)         172,000      2,397,250
--------------------------------------------------------------
Northeast Utilities                      90,300      1,856,794
--------------------------------------------------------------
Texas Utilities Co.                      57,400      2,041,287
--------------------------------------------------------------
                                                     9,176,106
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-3.74%

Koninklijke (Royal) Philips
  Electronics N.V.-ADR
  (Netherlands)                          31,404      4,239,540
--------------------------------------------------------------
Sony Corp.-ADR (Japan)                    3,000        854,250
--------------------------------------------------------------
                                                     5,093,790
--------------------------------------------------------------

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-1.60%

Agilent Technologies, Inc.(a)            17,000      1,314,312
--------------------------------------------------------------
Kyocera Corp.-ADR (Japan)                 3,300        864,600
--------------------------------------------------------------
                                                     2,178,912
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-1.69%

Analog Devices, Inc.(a)                  24,700      2,297,100
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-3.13%

Novellus Systems, Inc.(a)                34,800      4,264,087
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-4.18%

Citigroup Inc.                           57,600      3,200,400
--------------------------------------------------------------
MGIC Investment Corp.                    41,400      2,491,762
--------------------------------------------------------------
                                                     5,692,162
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-0.73%

Pharmacia & Upjohn, Inc.                 22,000   $    990,000
--------------------------------------------------------------

HEALTH CARE (HOSPITAL
  MANAGEMENT)-5.05%

Health Management Associates,
  Inc.-Class A(a)                       514,800      6,885,450
--------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-2.04%

Manor Care, Inc.(a)                     174,100      2,785,600
--------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-2.85%

United Healthcare Corp.                  73,000      3,878,125
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-2.58%

Beckman Coulter, Inc.                    69,200      3,520,550
--------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-1.70%

UnumProvident Corp.                      72,400      2,321,325
--------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-5.56%

Radian Group Inc.                        64,298      3,070,229
--------------------------------------------------------------
Travelers Property Casualty
  Corp.-Class A                          53,800      1,842,650
--------------------------------------------------------------
XL Capital Ltd.-Class A                  51,400      2,666,375
--------------------------------------------------------------
                                                     7,579,254
--------------------------------------------------------------

LEISURE TIME (PRODUCTS)-2.30%

Mattel, Inc.                            238,660      3,132,412
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-4.47%

Millipore Corp.                          73,400      2,835,075
--------------------------------------------------------------
Parker Hannifin Corp.                    63,400      3,253,213
--------------------------------------------------------------
                                                     6,088,288
--------------------------------------------------------------

METAL FABRICATORS-1.91%

Kennametal Inc.                          77,300      2,599,213
--------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-6.98%

Diamond Offshore Drilling, Inc.          49,800      1,522,013
--------------------------------------------------------------
ENSCO International Inc.                108,000      2,470,500
--------------------------------------------------------------
Schlumberger Ltd.                        37,700      2,120,625
--------------------------------------------------------------
Transocean Sedco Forex Inc.             100,714      3,392,796
--------------------------------------------------------------
                                                     9,505,934
--------------------------------------------------------------

OIL (DOMESTIC INTEGRATED)-1.08%

Atlantic Richfield Co.                   17,100      1,479,150
--------------------------------------------------------------

OIL (INTERNATIONAL
  INTEGRATED)-0.97%

Exxon Mobil Corp.                        16,353      1,317,439
--------------------------------------------------------------

PAPER & FOREST PRODUCTS-3.69%

Georgia-Pacific Group                    44,700      2,268,525
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
PAPER & FOREST PRODUCTS-(CONTINUED)

International Paper Co.                  49,000   $  2,765,438
--------------------------------------------------------------
                                                     5,033,963
--------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS-1.05%

Starwood Hotels & Resorts
  Worldwide, Inc.                        60,683      1,426,051
--------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-3.25%

Federated Department Stores,
  Inc.(a)                                48,500      2,452,281
--------------------------------------------------------------
Saks Inc.(a)                            127,200      1,979,550
--------------------------------------------------------------
                                                     4,431,831
--------------------------------------------------------------

RETAIL (FOOD CHAINS)-3.40%

Albertson's, Inc.                        74,500      2,402,625
--------------------------------------------------------------
Kroger Co. (The)(a)                     118,100      2,229,138
--------------------------------------------------------------
                                                     4,631,763
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-2.57%

First Data Corp.                         71,000      3,501,188
--------------------------------------------------------------

TELEPHONE-1.64%

Bell Atlantic Corp.                      36,400      2,240,875
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE

WASTE MANAGEMENT-2.29%

Waste Management, Inc.                  181,567   $  3,120,683
--------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $108,033,081)                                123,877,517
--------------------------------------------------------------

                                     PRINCIPAL
                                       AMOUNT
U.S. TREASURY SECURITIES-0.22%

U.S. TREASURY BILLS-0.22%(b)

  5.37%, 03/23/00 (Cost $297,387)    $  301,000(c)      297,659
--------------------------------------------------------------

                                       SHARES
MONEY MARKET FUNDS-7.01%

STIC Liquid Assets Portfolio(d)       4,776,360      4,776,360
--------------------------------------------------------------
STIC Prime Portfolio(d)               4,776,360      4,776,360
--------------------------------------------------------------
    Total Money Market Funds (Cost
      $9,552,720)                                    9,552,720
--------------------------------------------------------------
TOTAL INVESTMENTS-98.13% (Cost
  $117,883,188)                                    133,727,896
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-1.87%                  2,548,719
--------------------------------------------------------------
NET ASSETS-100.00%                                $136,276,615
==============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 6.
(d) The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, at market value (cost
  $117,883,188)                              $133,727,896
---------------------------------------------------------
Receivables for:
  Due from advisor                                 11,951
---------------------------------------------------------
  Fund shares sold                              2,841,146
---------------------------------------------------------
  Dividends and interest                          178,266
---------------------------------------------------------
  Variation margin                                 10,200
---------------------------------------------------------
Other assets                                       57,290
---------------------------------------------------------
    Total assets                              136,826,749
---------------------------------------------------------

LIABILITIES:

Payable for fund shares reacquired                125,549
---------------------------------------------------------
Accrued advisory fees                             142,927
---------------------------------------------------------
Accrued accounting services fees                    4,247
---------------------------------------------------------
Accrued distribution fees                         133,065
---------------------------------------------------------
Accrued trustees' fees                              1,200
---------------------------------------------------------
Accrued transfer agent fees                        25,891
---------------------------------------------------------
Accrued operating expenses                        117,255
---------------------------------------------------------
    Total liabilities                             550,134
---------------------------------------------------------
Net assets applicable to shares outstanding  $136,276,615
=========================================================

NET ASSETS:

Class A                                      $ 70,790,769
=========================================================
Class B                                      $ 55,784,561
=========================================================
Class C                                      $  7,669,005
=========================================================
Advisor Class                                $  2,032,280
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                         2,969,093
=========================================================
Class B                                         2,401,002
=========================================================
Class C                                           330,070
=========================================================
Advisor Class                                      84,037
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      23.84
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $23.84 divided
    by 94.50%)                               $      25.23
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      23.23
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      23.23
=========================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                          $      24.18
=========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:

Dividends (net of $3,153 foreign withholding
tax)                                          $   932,561
---------------------------------------------------------
Interest                                          346,034
---------------------------------------------------------
Securities lending income                           3,554
---------------------------------------------------------
    Total investment income                     1,282,149
---------------------------------------------------------

EXPENSES:

Advisory and administrative fees                  480,576
---------------------------------------------------------
Accounting services fees                           30,215
---------------------------------------------------------
Custodian fees                                     19,843
---------------------------------------------------------
Trustees' fees                                      1,667
---------------------------------------------------------
Distribution fees -- Class A                      111,548
---------------------------------------------------------
Distribution fees -- Class B                      311,507
---------------------------------------------------------
Distribution fees -- Class C                       23,922
---------------------------------------------------------
Transfer agent fees                               150,366
---------------------------------------------------------
Other                                             225,457
---------------------------------------------------------
    Total expenses                              1,355,101
---------------------------------------------------------
Less:
  Fee waivers                                     (11,951)
---------------------------------------------------------
  Expenses paid indirectly                           (734)
---------------------------------------------------------
  Net expenses                                  1,342,416
---------------------------------------------------------
Net investment income (loss)                      (60,267)
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES AND FUTURES CONTRACTS:

Net realized gain from:
  Investment securities                         4,400,124
---------------------------------------------------------
  Futures contracts                               276,515
---------------------------------------------------------
                                                4,676,639
---------------------------------------------------------
Change in net unrealized appreciation of:
  Investment securities                        12,327,004
---------------------------------------------------------
  Futures contracts                               127,522
---------------------------------------------------------
                                               12,454,526
---------------------------------------------------------
Net gain from investment securities and
  futures contracts                            17,131,165
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $17,070,898
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1999 and 1998

                                                                    1999           1998
                                                                ------------    -----------
OPERATIONS:

  Net investment income (loss)                                  $    (60,267)   $   (49,775)
-------------------------------------------------------------------------------------------
  Net realized gain from investment securities and futures
    and option contracts                                           4,676,639         44,601
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, futures and option contracts                      12,454,526      1,516,960
-------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations          17,070,898      1,511,786
-------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains on investment securities:

  Class A                                                           (256,018)      (141,471)
-------------------------------------------------------------------------------------------
  Class B                                                           (210,328)      (313,992)
-------------------------------------------------------------------------------------------
  Class C                                                            (27,898)            --
-------------------------------------------------------------------------------------------
  Advisor Class                                                       (7,898)       (18,735)
-------------------------------------------------------------------------------------------

Share transactions-net:

  Class A                                                         53,925,709      1,006,548
-------------------------------------------------------------------------------------------
  Class B                                                         30,620,885         87,004
-------------------------------------------------------------------------------------------
  Class C                                                          7,050,778             --
-------------------------------------------------------------------------------------------
  Advisor Class                                                      591,949        562,783
-------------------------------------------------------------------------------------------
    Net increase in net assets                                   108,758,077      2,693,923
-------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                             27,518,538     24,824,615
-------------------------------------------------------------------------------------------
  End of period                                                 $136,276,615    $27,518,538
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $116,220,386    $24,031,065
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                          (2,511)        (2,524)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, futures and option contracts                       4,086,510        (27,707)
-------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, futures
    and option contracts                                          15,972,230      3,517,704
-------------------------------------------------------------------------------------------
                                                                $136,276,615    $27,518,538
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Basic Value Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of four different classes of shares: Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares are sold without a sales charge. Effective March 1, 1999, the Fund discontinued sales of the Advisor Class to new investors. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is long-term growth of capital. The Fund invests substantially all of its investable assets in Value Portfolio (the "Portfolio"). The Portfolio is organized as a Delaware business trust which is registered under the 1940 Act as an open-end management investment company.
  The Portfolio has investment objectives, policies and limitations substantially identical to those of the Fund. Therefore, the financial statements of the Fund and Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through December 31, 1999, all of the shares of beneficial interest of the Portfolio were owned by either the Fund or INVESCO, Inc., which has a nominal ($100) investment in the Portfolio.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund and the Portfolio in the preparation of their financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's and Portfolio's officers in a manner specifically authorized by the Boards of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
       Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Boards of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. On December 31, 1999, undistributed net investment income was increased by $60,280 and undistributed net realized gains decreased by $60,280 as a result of net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Futures Contracts -- The Portfolio may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Portfolio's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
F. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's and the Portfolio's investment manager and administrator. The Fund pays AIM administration fees at an annual rate of 0.25% of the Fund's average daily net assets. The Portfolio pays AIM investment management and administration fees at an annual rate of 0.475% on the first $500 million of the Portfolio's average daily net assets, plus 0.45% on the next $500 million of the Portfolio's average daily net assets, plus 0.425% on the next $500 million of the Portfolio's average daily net assets, plus 0.40% on the Portfolio's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual rate of 1.75%, 2.40%, 2.40% and 1.40% of the average daily net assets of the Fund's Class A, Class B, Class C and Advisor Class shares, respectively. During the year ended December 31, 1999, AIM reimbursed expenses $11,951.
  Effective July 1, 1999, the Trust entered into a master administrative services agreement with AIM, replacing the prior pricing and accounting agreement. The Fund, pursuant to the master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund and the Portfolio. Prior to July 1, 1999, AIM was the pricing and accounting agent for the Fund and the Portfolio. The monthly fee for these services paid to AIM was a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate was derived based on the aggregate net assets of the funds which comprised the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee was calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets. For the year ended December 31, 1999, AIM was paid $30,215 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended December 31, 1999, AFS was paid $98,065 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively, the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $111,548, $311,507 and $23,922, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $89,199 from sales of the Class A shares of the Fund during the year ended December 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1999, AIM Distributors received $6,724 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the year ended December 31, 1999, the Fund received reductions in custodian fees of $734 an under expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $734 during the year ended December 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the Fund, along with certain other funds advised and/or administered by AIM, had a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allowed the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000.

NOTE 5-PORTFOLIO SECURITIES LOANED

At December 31, 1999, securities with an aggregate value of $2,912,369 were on loan to brokers. The loans were secured by cash collateral of $2,970,631 received by the Portfolio. For the year ended December 31, 1999, the Portfolio received fees of $3,554 for securities lending.
  For international securities, cash collateral is received by the portfolio against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. The collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the portfolio against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 6-FUTURES CONTRACTS

On December 31, 1999, $250,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                                                    VALUE OF
                        NO. OF        MONTH/      OPEN FUTURES    UNREALIZED
      CONTRACT         CONTRACTS    COMMITMENT     CONTRACTS     APPRECIATION
---------------------  ---------   ------------   ------------   ------------
S&P 500 Index             12       Mar. 00/Buy     $4,452,600      $127,522
---------------------  ---------   ------------   ------------   ------------

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Portfolio during the year ended December 31, 1999 was $118,370,194 and $36,601,100, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 was as follows:

Aggregate unrealized appreciation of
  investment securities                       $20,307,083
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (5,008,971)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $15,298,112
=========================================================

Cost of investments for tax purposes is $118,429,784.

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                                                        1999                      1998
                                                              ------------------------   -----------------------
                                                               SHARES        AMOUNT       SHARES       AMOUNT
                                                              ---------   ------------   --------   ------------
Sold:
  Class A                                                     3,261,169   $ 70,510,993    472,964   $  8,362,868
----------------------------------------------------------------------------------------------------------------
  Class B                                                     2,206,406     46,519,183    587,988     10,276,429
----------------------------------------------------------------------------------------------------------------
  Class C*                                                      373,145      7,969,386         --             --
----------------------------------------------------------------------------------------------------------------
  Advisor Class                                                  55,252      1,198,665     41,555        747,776
----------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                        10,995        241,403      7,580        134,463
----------------------------------------------------------------------------------------------------------------
  Class B                                                         9,168        196,233     16,572        288,515
----------------------------------------------------------------------------------------------------------------
  Class C*                                                        1,007         21,568         --             --
----------------------------------------------------------------------------------------------------------------
  Advisor Class                                                     355          7,898      1,044         18,735
----------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                      (803,521)   (16,826,687)  (424,737)    (7,490,783)
----------------------------------------------------------------------------------------------------------------
  Class B                                                      (792,971)   (16,094,531)  (607,196)   (10,477,940)
----------------------------------------------------------------------------------------------------------------
  Class C*                                                      (44,082)      (940,176)        --             --
----------------------------------------------------------------------------------------------------------------
  Advisor Class                                                 (28,204)      (614,614)   (11,248)      (203,728)
----------------------------------------------------------------------------------------------------------------
                                                              4,248,719   $ 92,189,321     84,522   $  1,656,335
================================================================================================================

* Class C Shares commenced sales on May 3, 1999.

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A, Class B, and Advisor Class outstanding during each of the years in the four-year period ended December 31, 1999 and the period October 18, 1995 (date operations commenced) through December 31, 1995 and for a share of Class C outstanding during May 3, 1999 (date sales commenced) through December 31, 1999.

                                                                                           CLASS A
                                                              -----------------------------------------------------------------
                                                              1999(a)          1998          1997(a)       1996(a)      1995(a)
                                                              -------         -------        -------       -------      -------
Net asset value, beginning of period                          $ 18.13         $ 17.25        $ 14.65       $ 12.76      $ 11.43
------------------------------------------------------------  -------         -------        -------       -------      -------
Income from investment operations:
  Net investment income (loss)                                   0.05            0.04           0.09         (0.01)        0.03
------------------------------------------------------------  -------         -------        -------       -------      -------
  Net gains on securities (both realized and unrealized)         5.75            1.16           3.87          1.94         1.30
------------------------------------------------------------  -------         -------        -------       -------      -------
    Total from investment operations                             5.80            1.20           3.96          1.93         1.33
------------------------------------------------------------  -------         -------        -------       -------      -------
Less distributions:
  Dividends from net investment income                             --              --          (0.03)           --           --
------------------------------------------------------------  -------         -------        -------       -------      -------
  Distributions from net realized gains                         (0.09)          (0.32)         (1.33)        (0.04)          --
------------------------------------------------------------  -------         -------        -------       -------      -------
    Total distributions                                         (0.09)          (0.32)         (1.36)        (0.04)          --
------------------------------------------------------------  -------         -------        -------       -------      -------
Net asset value, end of period                                $ 23.84         $ 18.13        $ 17.25       $ 14.65      $ 12.76
============================================================  =======         =======        =======       =======      =======
Total return(b)                                                 32.04%           7.02%         27.23%        15.12%       11.64%
============================================================  =======         =======        =======       =======      =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $70,791         $ 9,074        $ 7,688       $ 2,529      $   870
============================================================  =======         =======        =======       =======      =======
Ratio of expenses to average net assets:
  With fee waivers and/or reimbursements                         1.69%(c)        1.74%          1.99%         2.00%        2.00%(d)
============================================================  =======         =======        =======       =======      =======
  Without fee waivers and/or reimbursements                      1.71%(c)        2.11%          2.97%         5.51%       50.54%(d)
============================================================  =======         =======        =======       =======      =======
Ratio of net investment income (loss) to average net assets:
  With fee waivers and/or reimbursements                         0.23%(c)        0.25%          0.56%        (0.10)%       1.10%(d)
============================================================  =======         =======        =======       =======      =======
  Without fee waivers and/or reimbursements                      0.21%(c)       (0.08)%        (0.42)%       (3.61)%     (47.44)%(d)
============================================================  =======         =======        =======       =======      =======
Ratio of interest expense to average net assets                    --              --           0.03%           --           --
============================================================  =======         =======        =======       =======      =======
Portfolio turnover rate                                            63%            148%            93%          256%          --
============================================================  =======         =======        =======       =======      =======

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average net assets of $31,870,865.
(d) Annualized.

                                                                                                   CLASS C
                                                                                                 ------------
                                                                                                 MAY 3, 1999
                                                     CLASS B                                       THROUGH           ADVISOR CLASS
                         ----------------------------------------------------------------        DECEMBER 31,        -------------
                         1999(a)         1998         1997(a)       1996(a)       1995(a)          1999(a)           1999(a)
                         -------        -------       -------       -------       -------        ------------        -------
Net asset value,
  beginning of period    $ 17.79        $ 17.04       $ 14.54       $ 12.75       $ 11.43          $ 21.07           $ 18.33
-----------------------  -------        -------       -------       -------       -------          -------           -------
Income from investment
  operations:
  Net investment income
    (loss)                 (0.09)         (0.08)        (0.01)        (0.10)         0.01            (0.06)             0.12
-----------------------  -------        -------       -------       -------       -------          -------           -------
  Net gains on
    securities (both
    realized and
    unrealized)             5.62           1.15          3.83          1.93          1.31             2.31              5.82
-----------------------  -------        -------       -------       -------       -------          -------           -------
    Total from
      investment
      operations            5.53           1.07          3.82          1.83          1.32             2.25              5.94
-----------------------  -------        -------       -------       -------       -------          -------           -------
Less distributions:
  Dividends from net
    investment income         --             --            --            --            --               --                --
-----------------------  -------        -------       -------       -------       -------          -------           -------
  Distributions from
    net realized gains     (0.09)         (0.32)        (1.32)        (0.04)           --            (0.09)            (0.09)
-----------------------  -------        -------       -------       -------       -------          -------           -------
    Total distributions    (0.09)         (0.32)        (1.32)        (0.04)           --            (0.09)            (0.09)
-----------------------  -------        -------       -------       -------       -------          -------           -------
Net asset value, end of
  period                 $ 23.23        $ 17.79       $ 17.04       $ 14.54       $ 12.75          $ 23.23           $ 24.18
=======================  =======        =======       =======       =======       =======          =======           =======
Total return(b)            31.13%          6.34%        26.44%        14.35%        11.55%           10.72%            32.45%
=======================  =======        =======       =======       =======       =======          =======           =======
Ratios/supplemental
  data:
Net assets, end of
  period (000s omitted)  $55,785        $17,406       $16,717       $ 5,503       $ 1,254          $ 7,669           $ 2,032
=======================  =======        =======       =======       =======       =======          =======           =======
Ratio of expenses to
  average net assets:
  With fee waivers
    and/or
    reimbursements          2.34%(c)       2.39%         2.64%         2.65%         2.65%(d)         2.34%(e)          1.34%(c)
=======================  =======        =======       =======       =======       =======          =======           =======
  Without fee waivers
    and/or
    reimbursements          2.36%(c)       2.76%         3.62%         6.16%        51.19%(d)         2.36%(e)          1.36%(c)
=======================  =======        =======       =======       =======       =======          =======           =======
Ratio of net investment
  income (loss) to
  average net assets:
  With fee waivers
    and/or
    reimbursements         (0.42)%(c)     (0.40)%       (0.09)%       (0.75)%        0.45%(d)        (0.42)%(e)         0.58%(c)
=======================  =======        =======       =======       =======       =======          =======           =======
  Without fee waivers
    and/or
    reimbursements         (0.44)%(c)     (0.72)%       (1.07)%       (4.26)%      (48.09)%(d)       (0.44)%(e)         0.56%(c)
=======================  =======        =======       =======       =======       =======          =======           =======
Ratio of interest
  expense to average
  net assets                  --             --          0.03%           --            --               --                --
=======================  =======        =======       =======       =======       =======          =======           =======
Portfolio turnover rate       63%           148%           93%          256%           --               63%               63%
=======================  =======        =======       =======       =======       =======          =======           =======


                                        ADVISOR CLASS
                         ------------------------------------------------
                          1998        1997(a)       1996(a)       1995(a)
                         ------       -------       -------       -------
Net asset value,
  beginning of period    $17.37       $ 14.72       $ 12.77       $ 11.43
-----------------------  ------       -------       -------       -------
Income from investment
  operations:
  Net investment income
    (loss)                 0.07          0.15          0.03          0.04
-----------------------  ------       -------       -------       -------
  Net gains on
    securities (both
    realized and
    unrealized)            1.21          3.91          1.96          1.30
-----------------------  ------       -------       -------       -------
    Total from
      investment
      operations           1.28          4.06          1.99          1.34
-----------------------  ------       -------       -------       -------
Less distributions:
  Dividends from net
    investment income        --         (0.07)           --            --
-----------------------  ------       -------       -------       -------
  Distributions from
    net realized gains    (0.32)        (1.34)        (0.04)           --
-----------------------  ------       -------       -------       -------
    Total distributions   (0.32)        (1.41)        (0.04)           --
-----------------------  ------       -------       -------       -------
Net asset value, end of
  period                 $18.33       $ 17.37       $ 14.72       $ 12.77
=======================  ======       =======       =======       =======
Total return(b)            7.43%        27.78%        15.58%        11.72%
=======================  ======       =======       =======       =======
Ratios/supplemental
  data:
Net assets, end of
  period (000s omitted)  $1,038       $   439       $   191       $    81
=======================  ======       =======       =======       =======
Ratio of expenses to
  average net assets:
  With fee waivers
    and/or
    reimbursements         1.39%         1.64%         1.65%         1.65%(d)
=======================  ======       =======       =======       =======
  Without fee waivers
    and/or
    reimbursements         1.76%         2.62%         5.16%        50.19%(d)
=======================  ======       =======       =======       =======
Ratio of net investment
  income (loss) to
  average net assets:
  With fee waivers
    and/or
    reimbursements         0.60%         0.91%         0.25%         1.45%(d)
=======================  ======       =======       =======       =======
  Without fee waivers
    and/or
    reimbursements         0.23%        (0.07)%       (3.26)%      (47.09)%(d)
=======================  ======       =======       =======       =======
Ratio of interest
  expense to average
  net assets                 --          0.03%           --            --
=======================  ======       =======       =======       =======
Portfolio turnover rate     148%           93%          256%           --
=======================  ======       =======       =======       =======

(a) Calculated based upon average shares outstanding during the period.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average net assets of $31,150,693 and $1,409,352 for Class B and Advisor Class, respectively.
(d) Annualized.
(e) Ratios are annualized and based on average net assets of $2,389,446.

NOTE 10-SUBSEQUENT EVENT

On November 3, 1999, the Board of Trustees approved the conversion of Advisor Class Shares into Class A Shares. The effective date of this conversion was February 11, 2000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Trustees of AIM Growth Series and Shareholders of AIM Basic Value Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Basic Value Fund (hereafter referred to as the "Fund") at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                       PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       February 16, 2000

BOARD OF TRUSTEES                                      OFFICERS                                OFFICE OF THE FUND

C. Derek Anderson                                      Robert H. Graham                        11 Greenway Plaza
Senior Managing Partner, Plantagenet Capital           Chairman and President                  Suite 100
Management, LLC (an investment                                                                 Houston, TX 77046
partnership); Chief Executive Officer,                 Dana R. Sutton
Plantagenet Holdings, Ltd.                             Vice President and Treasurer            INVESTMENT MANAGER
(an investment banking firm)
                                                       Samuel D. Sirko                         A I M Advisors, Inc.
Frank S. Bayley                                        Vice President and Secretary            11 Greenway Plaza
Partner, law firm of                                                                           Suite 100
Baker & McKenzie                                       Melville B. Cox                         Houston, TX 77046
                                                       Vice President
Robert H. Graham                                                                               TRANSFER AGENT
President and Chief Executive Officer,                 Gary T. Crum
A I M Management Group Inc.                            Vice President                          A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Ruth H. Quigley                                        Carol F. Relihan                        Houston, TX 77210-4739
Private Investor                                       Vice President
                                                                                               CUSTODIAN
                                                       Mary J. Benson
                                                       Assistant Vice President and            State Street Bank and Trust Company
                                                       Assistant Treasurer                     225 Franklin Street
                                                                                               Boston, MA 02110
                                                       Sheri Morris
                                                       Assistant Vice President and            COUNSEL TO THE FUND
                                                       Assistant Treasurer
                                                                                               Kirkpatrick & Lockhart LLP
                                                       Nancy L. Martin                         1800 Massachusetts Avenue, N.W.
                                                       Assistant Secretary                     Washington, D.C. 20036-1800

                                                       Ofelia M. Mayo                          COUNSEL TO THE TRUSTEES
                                                       Assistant Secretary
                                                                                               Paul, Hastings, Janofsky & Walker LLP
                                                       Kathleen J. Pflueger                    Twenty Third Floor
                                                       Assistant Secretary                     555 South Flower Street
                                                                                               Los Angeles, CA 90071

                                                                                               DISTRIBUTOR

                                                                                               A I M Distributors, Inc.
                                                                                               11 Greenway Plaza
                                                                                               Suite 100
                                                                                               Houston, TX 77046

                                                                                               AUDITORS

                                                                                               PricewaterhouseCoopers
                                                                                               160 Federal Street
                                                                                               Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
AIM Basic Value Fund paid ordinary dividends in the amount of $0.0763 per share to shareholders during its tax year ended December 31, 1999. Of this amount, 16.51% is eligible for the dividends received deduction for corporations.

The Fund also distributed long-term capital gains of $81,096 for the Fund's tax year ended December 31, 1999. Of long-term capital gains distributed, 100% is 20% rate gain.

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

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                      MONEY MARKET FUNDS                                    A I M Management Group Inc.
AIM Aggressive Growth Fund                        AIM Money Market Fund                                 has provided leadership in
AIM Blue Chip Fund                                AIM Tax-Exempt Cash Fund                              the mutual fund industry
AIM Capital Development Fund                                                                            since 1976 and managed
AIM Constellation Fund(1)                         INTERNATIONAL GROWTH FUNDS                            approximately $160 billion
AIM Dent Demographic Trends Fund                  AIM Advisor International Value Fund                  in assets for more than 6.6
AIM Large Cap Growth Fund                         AIM Asian Growth Fund                                 million shareholders,
AIM Mid Cap Equity Fund                           AIM Developing Markets Fund                           including individual
AIM Mid Cap Growth Fund                           AIM Euroland Growth Fund(4)                           investors, corporate clients
AIM Mid Cap Opportunities Fund                    AIM European Development Fund                         and financial institutions,
AIM Select Growth Fund                            AIM International Equity Fund                         as of December 31, 1999.
AIM Small Cap Growth Fund(2)                      AIM Japan Growth Fund                                     The AIM Family of Funds
AIM Small Cap Opportunities Fund(3)               AIM Latin American Growth Fund                        --Registered Trademark-- is
AIM Value Fund                                    AIM New Pacific Growth Fund                           distributed nationwide, and
AIM Weingarten Fund                                                                                     AIM today is the
                                                  GLOBAL GROWTH FUNDS                                   eighth-largest mutual fund
GROWTH & INCOME FUNDS                             AIM Global Aggressive Growth Fund                     complex in the United States
AIM Advisor Flex Fund                             AIM Global Growth Fund                                in assets under management,
AIM Advisor Large Cap Value Fund                                                                        according to Strategic
AIM Advisor Real Estate Fund                      GLOBAL GROWTH & INCOME FUNDS                          Insight, an independent
AIM Balanced Fund                                 AIM Global Growth & Income Fund                       mutual fund monitor.
AIM Basic Value Fund                              AIM Global Utilities Fund
AIM Charter Fund
                                                  GLOBAL INCOME FUNDS
INCOME FUNDS                                      AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                            AIM Global Government Income Fund
AIM High Yield Fund                               AIM Global Income Fund
AIM High Yield Fund II                            AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate Government Fund                  THEME FUNDS
AIM Limited Maturity Treasury Fund                AIM Global Consumer Products and Services Fund
                                                  AIM Global Financial Services Fund
TAX-FREE INCOME FUNDS                             AIM Global Health Care Fund
AIM High Income Municipal Fund                    AIM Global Infrastructure Fund
AIM Municipal Bond Fund                           AIM Global Resources Fund
AIM Tax-Exempt Bond Fund of Connecticut           AIM Global Telecommunications and Technology Fund(5)
AIM Tax-Free Intermediate Fund                    AIM Global Trends Fund(6)

(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (4) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after April 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

                                                         [AIM LOGO APPEARS HERE]

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                               BVAL-AR-1